EXHIBIT 99.1

INFORMATION STATEMENT
(INTENDED TO BE DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT MAY 9, 2018)

VORTEX BLOCKCHAIN TECHNOLOGIES INC.
(FORMERLY UA GRANITE CORPORATION)
31C Principal Torre Alta
San Felipe, Puerto Plata
Dominican Republic EH009E3
809-223-2353
_____________________________

Notice of Stockholder Action by Written Consent

May 9, 2018

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on April 30, 2018 (the "Record Date"), of shares of common stock, par value $0.00001 per share (the "Common Stock"), of UA Granite Corporation, a Nevada corporation (the "Company"), that holders of the majority of the Company's Common Stock have taken action by written consent as of April 27, 2018, to approve the following:

(1)	To approve and adopt the Amended and Restated Bylaws of the Company (the "Amended and Restated Bylaws"); and

(2)
To authorize and approve the amendment and restatement of the Company's Articles of Incorporation in the State of Nevada to change the name of the Company to "Vortex Blockchain Technologies Inc." and increase the authorized Common Stock from seventy-five million (75,000,000) shares of Common Stock to two hundred million (200,000,000) shares of Common Stock, each with a par value of $0.00001 (the "Amended and Restated Articles"), and, in connection therewith, authorize and approve a 15-for-1 forward stock split of the Company's issued and outstanding shares of Common Stock (the "Stock Split").

Nevada corporation law permits holders of a majority of the voting power to take a stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Amended and Restated Bylaws, the Amended and Restated Articles, or the Stock Split.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. The Amended and Restated Bylaws were approved and adopted as of April 27, 2018. The Amended and Restated Articles were approved as of April 27, 2018 and filed with the Nevada Secretary of State on April 30, 2018, with an effective date of May 15, 2018, subject to Financial Industry Regulatory Authority ("FINRA") processing.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein.

Sincerely,

VORTEX BLOCKCHAIN TECHNOLOGIES INC.
/s/ Angel Luis Reynoso Vasquez
Angel Luis Reynoso Vasquez President

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

VORTEX BLOCKCHAIN TECHNOLOGIES INC.
(FORMERLY UA GRANITE CORPORATION)
31C Principal Torre Alta
San Felipe, Puerto Plata
Dominican Republic EH009E3
809-223-2353

Information Statement Concerning Actions by Written Consent

Date and Purpose of Written Consent

On April 27, 2018, a stockholder holding 750,000 shares of Common Stock, which constitutes a majority of the voting power of the Company, took action by written consent for the purposes of approving (i) the Amended and Restated Bylaws of the Company (the "Amended and Restated Bylaws"), and (ii) the amendment and restatement of the Company's Articles of Incorporation in the State of Nevada to change the name of the Company to "Vortex Blockchain Technologies Inc." and  increase the authorized Common Stock from seventy-five million (75,000,000) shares of Common Stock to two hundred million (200,000,000) shares of Common Stock, each with a par value of $0.00001 (the "Amended and Restated Articles"), and, in connection therewith, a 15-for-1 forward stock split of the Company's issued and outstanding shares of Common Stock (the "Stock Split").

Stockholders Entitled to Notice

As of May 8, 2018, there were 1,400,000 shares of our Common Stock outstanding. Holders of our Common Stock, our only outstanding voting securities outstanding, are entitled to one vote for each share of Common Stock. Stockholders of record at the close of business on May 8, 2018, will be entitled to receive this notice and Information Statement.

Proxies

No proxies are being solicited.

Consents Required

The Company's Board of Directors approved and adopted the Amended and Restated Bylaws on April 27, 2018, as authorized by the Company's original bylaws. As such, the approval and adoption of the Amended and Restated Bylaws does not require the consent of the Company's stockholders. The approval and adoption of the Amended and Restated Articles and the Stock Split requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On April 27, 2018, one stockholder holding 750,000 shares, or approximately 53.57% of our Common Stock, delivered a written consent to us approving and adopting the Amended and Restated Bylaws, Amended and Restated Articles and Stock Split, as described herein. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock, will be borne by us. We may reimburse others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

THE AMENDED AND RESTATED BYLAWS, AMENDED AND RESTATED ARTICLES AND STOCK SPLIT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THESE ITEMS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE AMENDED AND RESTATED BYLAWS, AMENDED AND RESTATED ARTICLES AND STOCK SPLIT, AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDED AND RESTATED BYLAWS, AMENDED AND RESTATED ARTICLES AND STOCK SPLIT AND THE BACKGROUND OF THESE CORPORATE TRANSACTIONS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of May 8, 2018, regarding the beneficial ownership of our Common Stock of (i) each person known to us to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of more than 5% of the outstanding shares of Common Stock, (ii) each of our Directors, (iii) each of our executive officers, and (iv) all of our executive officers and Directors as a group.

Unless otherwise indicated, the address of each named beneficial owner is c/o Vortex Blockchain Technologies Inc., 31C Principal Torre Alta, San Felipe, Puerto Plata, Dominican Republic EH009E3. Each of the beneficial owners named below has sole voting and investment power with respect to the shares listed. On May 8, 2018, there were 1,400,000 shares of our Common Stock issued and outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)
Angel Luis Reynoso Vasquez President, Secretary, Treasurer and Director 31C Principal Torre Alta San Felipe, Puerto Plata Dominican Republic EH009E3	750,000	53.57%

All Officers and Directors as a Group	750,000	53.57%

5% Holders

None

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Based upon 1,400,000 shares of Common Stock outstanding as of May 8, 2018.

CONTEMPLATED SHARE EXCHANGE TRANSACTION

As disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2018, on March 7, 2018, we entered in a Binding Letter of Intent (the "LOI") with Vortex Network, LLC, an Iowa limited liability company ("Vortex"), relating to a proposed share exchange transaction, whereby we will issue 65,000,000 shares of our Common Stock to the existing members of Vortex in exchange for all the outstanding membership interests of Vortex (the "Share Exchange"). Upon the closing of the Share Exchange, Vortex will become our wholly-owned subsidiary. Vortex operates as a cryptocurrency holding company engaged in the business of mining crypto assets.

In accordance with the terms of the LOI and the proposed Share Exchange, we will acquire all of the issued and outstanding membership interests of Vortex in exchange for the issuance to the members of Vortex of 65,000,000 shares of our Common Stock. Pursuant to the terms of the LOI, as amended, the terms and conditions of the Share Exchange shall be set forth in a formal definitive agreement (the "Definitive Agreement"), which shall be negotiated and entered into within one hundred twenty (120) days following the effective date of the LOI.

The Definitive Agreement will contain customary representations and warranties by the Company and Vortex regarding our respective business, operations and financial condition, as well as customary covenants and indemnification provisions. The Definitive Agreement will also contain certain conditions to closing typically found in an agreement of this nature. Subject to the pending negotiation and execution of the Definitive Agreement and the satisfaction or waiver of all closing conditions to be set forth therein, we expect to close the Share Exchange in or about June 2018. A copy of the LOI is filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2018, which is incorporated by reference herein.

STOCKHOLDERS' ACTION NO. 1
APPROVAL OF AMENDED AND RESTATED BYLAWS

General Information
On April 27, 2018, our Board of Directors and a stockholder holding at least a majority of the outstanding shares of our Common Stock approved the Amended and Restated Bylaws. The following discussion briefly summarizes some of the significant differences between our prior bylaws (the "Prior Bylaws") and the Amended and Restated Bylaws.
Special Meetings of the Stockholders.  The Prior Bylaws provide that special meetings of the stockholders may be called by the holders of 10% of the voting shares of the Company, or by the President of the Company or the majority of the Board of Directors. The Amended and Restated Bylaws provide that special meetings of the stockholders may be called by the Chief Executive Officer, President or Secretary of the Company, by resolution of the Board of Directors, or by written request of the stockholders owning a majority of the issued and outstanding capital stock entitled to vote.
Action by Written Consent of the Stockholders.  The Prior Bylaws provide that any action required to be voted upon or approved at a meeting of the stockholders may be accomplished without a meeting by written consent of all the stockholders. The Amended and Restated Bylaws provide that any action which may be taken by the vote of stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the Nevada Revised Statutes or the Company's Articles of Incorporation require a greater proportion of voting power to authorize such action, in which case such greater proportion of written consents shall be required.
Number of Directors. The Prior Bylaws provide that the number of directors shall be not less than one (1) nor more than thirteen (13). The Amended and Restated Bylaws provide that the number of directors shall be one (1), and that the number of directors may be increased or decreased to not less than one (1) nor more than fifteen (15) by action of the Board of Directors.
Removal of Directors.  The Prior Bylaws provide that directors may be removed from office with or without cause by a vote of stockholders holding a majority of the shares entitled to vote at the election of directors. The Amended and Restated Bylaws provide that the holders of no less than two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a special meeting or by a written statement filed with the Company's Secretary.
Special Meetings of the Directors.  The Prior Bylaws provide that special meetings of the Board of Directors may be called at any time by the President or any director of the Company. The Amended and Restated Bylaws provide that special meetings of the Board of Directors may be called by the Chairman, the Chief Executive Officer or President or any Vice-President, or by any two (2) directors.
Officers.  The Prior Bylaws provide that the officers of the Company shall be elected by the Board of Directors, and that none of said officers need to be a director except the President. The Amended and Restated Bylaws also provide that the officers of the Company shall be chosen by the Board of Directors, but that none of the officers need to be directors. The Prior Bylaws provide that the President of the Company shall be the Company's chief executive officer. The Amended and Restated Bylaws provide that the President of the Company shall be the Company's chief operating officer.

Amendments. The Prior Bylaws provide that the bylaws may be amended, altered or repealed at any regular or special meeting of the stockholders if notice of the proposed amendment is contained in the notice of the meeting, or by the affirmative vote of a majority of the Board of Directors at any regular or special meeting. The Amended and Restated Bylaws provide that the bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote for the election of directors. The Amended and Restated Bylaws provide further that the bylaws may be amended by a majority vote of the Board of Directors at any meeting, but that the stockholders may specify particular provisions of the bylaws which shall not be amended by the Board of Directors.
Loans. The Prior Bylaws provide that no loans shall be made by the Company to any of its officers or directors. The Amended and Restated Bylaws contain no such provision regarding loans to the Company's officers and directors.
The Amended and Restated Bylaws include other changes which have not been summarized above, including, without limitation, certain administrative and stylistic changes. The foregoing description of the Amended and Restated Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit A.
No Dissenter's Rights

Under Nevada Law, dissenting stockholders are not entitled to appraisal rights with respect to the approval of the Amended and Restated Bylaws, and we will not independently provide our stockholders with any such right.

STOCKHOLDERS' ACTION NO. 2

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION AND STOCK SPLIT

General Information

Pursuant to our original Articles of Incorporation, we are authorized to issue up to seventy-five million (75,000,000) shares of Common Stock. Pursuant to the Amended and Restated Articles, we will increase our authorized shares of Common Stock from seventy-five million (75,000,000) shares to two hundred million (200,000,000) shares and change the name of our Company from UA Granite Corporation to Vortex Blockchain Technologies Inc.

On April 27, 2018, a holder of shares representing a majority of our outstanding voting stock and our Board of Directors provided written consent to change the name of the Company and increase the authorized number of shares of Common Stock pursuant to the Amended and Restated Articles and, in connection therewith, authorized and approved the Stock Split effecting a 15-for-1 forward stock split of the Company's issued and outstanding shares of Common Stock. Under Nevada corporation law and the Company's Amended and Restated Bylaws, the written consent of the holders of a majority of the voting power is effective as the approval of the stockholders of a corporation. We filed the Amended and Restated Articles with the Nevada Secretary of State on April 30, 2018, with an effective date of May 15, 2018, subject to FINRA processing. A copy of the Amended and Restated Articles is attached hereto as Exhibit B.

On May 3, 2018, we filed an Issuer Company Related Action Notification with FINRA related to the Stock Split and the Company's name change pursuant to the Amended and Restated Articles, and also requested a new symbol change in connection therewith. The Stock Split, name change and proposed symbol change will be effective upon completion of processing from FINRA, which we expect to be on or about May 15, 2018.

Reasons for the Amended and Restated Articles

The primary purposes of the Amended and Restated Articles are to change the Company's name in anticipation of a change in our business plan and direction, to make available for future issuance by us additional shares of Common Stock, and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning. We believe it is in the best interests of our Company and our stockholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise. Our majority stockholders and Board of Directors believe the availability of additional shares will provide us with flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes which may be identified in the future by our Board of Directors, without the possible expense and delay of holding a special stockholders' meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in us, on such stockholders' ownership and voting power percentage.

The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors determines to undertake any action on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of Common Stock, of which we have none contemplated at this time other than as discussed herein.

Other than the issuance of Common Stock contemplated by the proposed Share Exchange and the private placement financings related thereto and contemplated by the LOI, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of additional shares of Common Stock. The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the best interests of the Company and our stockholders.

Principal Effects on Outstanding Common Stock

The proposal to increase the authorized capital stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock will reduce each existing stockholder's proportionate ownership, and may dilute earnings per share of the shares outstanding at the time of any such issuance. The Amended and Restated Articles will be effective on May 15, 2018, subject to FINRA processing.

Potential Anti-Takeover Aspects and Possible Disadvantages of Stockholder Approval of the Amended and Restated Articles

The increase in the authorized number of shares of Common Stock in the Amended and Restated Articles could have possible anti-takeover effects. The authorized but unissued shares of Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares of Common Stock could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that may be opposed by the Board of Directors although perceived to be desirable by some stockholders. Other than as disclosed in the proposed Share Exchange, pursuant to which the members of Vortex will acquire an aggregate of 65,000,000 shares of our Common Stock, our Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of our Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise.

While the increase in the authorized number of shares of Common Stock in our Amended and Restated Articles may have anti-takeover ramifications, our majority stockholder and Board of Directors believe the financial flexibility offered by the Amended and Restated Articles outweighs any potential disadvantages. To the extent that the Amended and Restated Articles may have anti-takeover effects, the Amended and Restated Articles may encourage persons seeking to acquire us to negotiate directly with the Board of Directors, enabling the Board of Directors to consider any such proposed transaction in a manner that best serves our stockholders' interests.

Other than as set forth above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Common Stock.

A copy of the Amended and Restated Articles, as filed with the Nevada Secretary of State on April 30, 2018, is attached hereto as Exhibit B. The foregoing description of the Amended and Restated Articles does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Articles attached hereto as Exhibit B.

No Dissenter's Rights

Under Nevada Law, dissenting stockholders are not entitled to appraisal rights with respect to the approval of the Amended and Restated Articles and Stock Split, and we will not independently provide our stockholders with any such right.

 REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING
Stockholder approval of the Amended and Restated Bylaws, Amended and Restated Articles and Stock Split could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.
Given that we have already received the affirmative consent of the holders of a majority of our voting securities for the approval of the Amended and Restated Bylaws, Amended and Restated Articles and Stock Split, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing these items in a manner that is timely and efficient for our Company and our stockholders.
DISTRIBUTION OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive offices at 809-223-2353. If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.
INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON
No director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed us that he intends to oppose any of the corporate actions to be taken by us as set forth in this Information Statement.
FORWARD-LOOKING STATEMENTS
This Information Statement may contain certain "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the "SEC") in its rules, regulations and releases) representing our expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof, or comparable terminology, are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION
We are subject to the informational reporting requirements of the Exchange Act and file reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, which may be downloaded free of charge.
CONCLUSION
To keep you informed, we are sending you this Information Statement which describes the purpose and effect of the Amended and Restated Bylaws, Amended and Restated Articles and Stock Split. Your consent to the Amended and Restated Bylaws, Amended and Restated Articles and Stock Split is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete. Any representation to the contrary is a criminal offense.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

VORTEX BLOCKCHAIN TECHNOLOGIES INC.
By Order of the Board of Directors
By: /s/ Angel Luis Reynoso Vasquez
Angel Luis Reynoso Vasquez, President

EXHIBIT A

AMENDED AND RESTATED BYLAWS

[ATTACHED]

EXHIBIT B

AMENDED AND RESTATED ARTICLES OF INCORPORATION

[ATTACHED]